Exhibit 99.1

Reinsurance Group of America, Incorporated 16600 Swingley Ridge Road, Chesterfield, Missouri 63017

FOR IMMEDIATE RELEASE

REINSURANCE GROUP OF AMERICA

ANNOUNCES REDEMPTION OF ITS OUTSTANDING 6.20% FIXED-TO-FLOATING RATE SUBORDINATED DEBENTURES DUE 2042

ST. LOUIS, November 10, 2022 – Reinsurance Group of America, Incorporated (NYSE: RGA) (the “Company”) announced today that notice of redemption will be issued to the holders of all of its outstanding 6.20% Fixed-to-Floating Rate Subordinated Debentures due 2042 (CUSIP No. 759351 703 and ISIN US7593517037) (the “Debentures”). The Debentures are listed on the New York Stock Exchange under the symbol “RZA.”

The Debentures will be redeemed in full on December 15, 2022 (the “Redemption Date”) at a redemption price equal to 100% of the outstanding principal amount of the Debentures being redeemed on the Redemption Date, plus accrued and unpaid interest thereon, to, but excluding, the Redemption Date. The notice of redemption will be delivered to holders of the Debentures at the Company’s direction by The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), located at 240 Greenwich St., New York, NY 10286.

As of November 10, 2022, approximately $249 million aggregate principal amount of the Debentures is outstanding, following the Company’s previously announced cash tender offer for any and all of its outstanding $400,000,000 aggregate principal amount of Debentures, made pursuant to an Offer to Purchase dated as of September 15, 2022 (the “Offer to Purchase”). On September 23, 2022, following the Expiration Time (as defined in the Offer to Purchase), the Company accepted for purchase and settled Debentures in an aggregate principal amount of approximately $151 million.

This press release shall not constitute a notice of redemption of the Debentures. Information concerning the terms and conditions of the redemption of the Debentures is described in the notice of redemption distributed to holders of the Debentures by the Trustee under the indenture governing the Debentures.

About RGA

Reinsurance Group of America, Incorporated (NYSE: RGA) is a global industry leader specializing in life and health reinsurance and financial solutions that help clients effectively manage risk and optimize capital. Founded in 1973, RGA is one of the world’s largest and most respected reinsurers and is guided by a fundamental purpose: to make financial protection accessible to all. RGA is widely recognized for superior risk management and underwriting expertise, innovative product design, and dedicated client focus. RGA serves clients and partners in key markets around the world and has approximately $3.3 trillion of life reinsurance in force and assets of $82.7 billion as of September 30, 2022.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, among others, the terms and the timing of the redemption of the Debentures. Forward-looking statements often contain words and phrases such as “believe,” “expect,” “anticipate,” “may,” “could,” “intend,” “intent,” “belief,” “estimate,” “project,” “plan,” “predict,” “foresee,” “likely,” “will” and other similar expressions. Forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

The effects of the COVID-19 pandemic and the response thereto on economic conditions, the financial markets and insurance risks, and the resulting effects on the Company’s financial results, liquidity, capital resources, financial metrics, investment portfolio and stock price, could cause actual results and events to differ materially from those expressed or implied by forward-looking statements. Further, any estimates, projections, illustrative scenarios or frameworks used to plan for potential effects of the pandemic are dependent on numerous underlying assumptions and estimates that may not materialize. Additionally, numerous other important factors (whether related to, resulting from or exacerbated by the COVID-19 pandemic or otherwise) could also cause results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: (1) adverse changes in mortality, morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (4) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in market value of assets subject to the Company’s collateral arrangements, (7) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (10) the impairment of other financial institutions and its effect on the Company’s business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities, that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (14) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company’s clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors’ responses to the Company’s initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company’s entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company’s telecommunication, information technology or other operational systems, or the Company’s failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse litigation or arbitration results, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, including Long Duration Targeted Improvement accounting changes and (28) other risks and uncertainties described in the Company’s other filings with the Securities and Exchange Commission (the “SEC”).

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company’s business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company’s situation may change in the future. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A - “Risk Factors” in the Company’s 2021 Annual Report on Form 10-K, as may be supplemented by Item 1A - “Risk Factors” in the Company’s subsequent Quarterly Reports on Form 10-Q.

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FOR MORE INFORMATION:

Jeff Hopson

Senior Vice President, Investor Relations

636-736-2068

jhopson@rgare.com